UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2026

Genasys Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16262 West Bernardo Drive
San Diego, California		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 676-1112

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	GNSS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K filed by Genasys Inc. on July 15, 2026 (the “Original 8-K”) is filed solely to complete strike-throughs of information appearing in red in Exhibit 10.1 to the Original 8-K. Except as so completed in Exhibit 10.1 to this Amendment, the Original 8-K, including the other exhibits thereto, remains unchanged and speaks solely as of the date of its filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Third Amendment to Term Loan and Security Agreement, dated July 13, 2026, among Genasys Inc., Evertel Technologies, LLC, Zonehaven LLC, Genasys Puerto Rico, LLC, the lenders party thereto and Cantor Fitzgerald Securities, as administrative agent and collateral agent.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Replaces Exhibit 10.1 previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genasys Inc.

Date:	September 4, 2026	By:	/s/ Cassandra L. Hernandez-Monteon
Cassandra L. Hernandez-Monteon Chief Financial Officer